Daniel P. Myers President Chief Executive Officer Director Thomas A. Sa Executive Vice President Chief Financial Officer Chief Strategy Officer Investor Update 3 rd Quarter 2012 B R I D G E C A P I T A L H O L D I N G S NASDAQ: BBNK WWW.BRIDGECAPITALHOLDINGS.COM

Forward Looking Statements Certain matters discussed herein constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward - looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes - Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10 - K and 10 - Q on file with the SEC. 2

■ Total Assets $ 1.3 billion ■ Total Loans $ 881.0 million ■ Total Deposits $ 107.1 million ■ Total Stockholders' Equity $ 142.1 million ■ CPP Preferred Redeemed (Q1 ‘11) ■ TCE/TA 11.39% ■ Tier 1 RBC Ratio 14.44% ■ Total RBC Ratio 15.70% ■ Loans/Deposits 82.24% ■ Cost of Deposits 10 bps ■ Net Interest Margin 5.26% ■ Efficiency Ratio 60.39% ■ ROAA 1.43% ■ ROAE 12.38% ■ Net Income $ 4.4 million Financial Highlights 3 Balance sheet data at QE 9 - 30 - 12;operating data 3Q12

Bridge Bank Franchise ▪ True Business Bank ▪ Operating in attractive Silicon Valley and tech centric markets ▪ Full range of corporate banking products delivered through experienced advisors ▪ Core funding - driven approach to building the business ▪ 2 regional business centers + 5 business offices ▪ Unique & effective use of banking technology ▪ Experienced board and management ▪ Disciplined execution of our business plan 4

Core Market: Silicon Valley* REGIONAL OFFICES • San Jose (HQ) • Palo Alto (branch) BUSINESS OFFICES • East Bay (C&I) • San Francisco (C&I/tech/BCFG) • Dallas, TX (tech/BCFG) • Reston, VA (tech/BCFG) • Boston, MA (tech/BCFG) * Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties 1 San Jose/Silicon Valley Chamber of Commerce January 2011 2 US Census/HUD CRA/HMDA Report 2010 (most recent available) 3 FDIC data at June 30, 2012 4 National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey as of June 30, 2012 5 CA Employment Development Department Q3 2010 data (most recent available) 5 ▪ San Jose 10th largest US city 1 ▪ 5 million regional population ▪ Among highest median family and per capita incomes in US 2 ▪ $327 billion deposit market 3 ▪ Largest concentration of technology company formation and finance in the world 1  Silicon Valley received 41% of US venture capital investment ($5.4b of $13.1b, YTD 2012) 4  192k HQ businesses 5

Attractive Market Potential 41.98% 18.47% 6.62% 4.86% 4.03% 2.44% 2.12% 1.98% 1.43% 1.02% 0.31% 0.30% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% BofA Wells Citibank SVB Chase Union Comerica B of West US Bank East West Bridge Bank Heritage % Deposits Santa Clara , San Mateo , San Francisco and Alameda Counties *  San Jose 10 th largest US city 1  5 million regional population  Among highest median family and per capita incomes in US 2  $327 billion deposit market 3  Largest concentration of technology company formation and finance in the world 1  Silicon Valley received 41% of US venture capital investment ($5.4b of $13.1b, (YTD ‘12) 4 6 1 San Jose/Silicon Valley Chamber of Commerce January 2011 2 US Census/HUD CRA/HMDA Report 2010 3 FDIC data at June 30, 2012 4 PricewaterhouseCoopers Money Tree Survey as of June 30, 2012

Strong Value Proposition 7

Comprehensive Products & Services ▪ Relationship Business Banking ▪ Solutions for All Lines of Business:  Commercial & Industrial  Technology & Emerging Business  Structured Finance  Small Business Administration  I nternational Trade Banking & Services  Commercial Real Estate & Construction  Advanced Treasury & Cash Management 8

BBNK 3Q12 Summary ▪ Robust new client acquisition ▪ Operating profit of $4.4 million  +32% linked quarter, +98% YoY  Q3 ’12 EPS $0.29 ▪ Improved balance sheet leverage  +14% deposit growth (YoY, EOP)  +22% loan growth (YoY, EOP) ▪ Consistent high quality funding base  96% core  66% DDA  10 bps Cost of Deposits ▪ Continued credit quality improvement  NPAs reduced to .72% of total assets ▪ Exceptionally well capitalized  TCE of 11.39% 9

Expanding Market Presence $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 2009 2010 2011 3Q12 $ Millions Average Total Assets  Purely organic growth  Core deposit driven $1.25b total assets EOP Q3 ’12 10

Focus on Core Deposits 40% 31% 30% 34% 47% 52% 67% 66% $0 $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 2009 2010 2011 3Q12 $ Millions (EOP) Deposit Mix #REF! MM / IBD #REF!  96% core deposits  Cost of deposits • 10 bps Q3 ‘12 11

SBA 10% CRE 17% Construction 4% Land 1% Other 1% C&I 25% Tech 21% ABL/F ** 21% Business C&I 67% Loans as of 9 - 30 - 12 True Business Focus BBNK % RE = 33% ( 67% Business) Peer* % RE = 81% (19% Business) * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 ** Asset - based lending / Factoring 12 3x

True C & I Focus

Ranked #1 for Largest C&I Portfolio

Rank	Company Name	C&I Loans ($000) 2012Q2	C&I Loans ($000) 2011Q2	Change	Total Loans & Leases 2012Q2
1	**Bridge Bank, National Association**	**565,037**	**397,946**	**42.0%**	**847,335**
2	Transportation Alliance Bank, Inc.	505,409	391,250	29.2%	655,541
3	Green Bank, National Association	502,674	283,985	77.0%	1,082,864
4	Western National Bank	441,366	331,884	33.0%	682,550
5	Medallion Bank	376,797	338,950	11.2%	628,046
6	Pitney Bowes Bank, Inc.	359,254	369,183	-2.7%	367,344
7	First Bank of Highland Park	338,302	377,974	-10.5%	837,404
8	Stearns Bank National Association	335,022	194,192	72.5%	1,060,022
9	Village Bank & Trust	332,144	207,116	60.4%	690,293
10	Heritage Bank of Commerce	327,136	292,702	11.8%	800,997
11	Preferred Bank	316,491	211,523	49.6%	1,006,716
12	Commerce Bank & Trust Company	314,333	292,041	7.6%	857,226
13	Libertyville Bank & Trust Company	305,215	213,494	43.0%	913,275
14	Pacific Continental Bank	289,898	247,785	17.0%	826,761
15	Commerce Bank of Washington, NA	285,005	307,545	-7.3%	555,933
16	Brand Bank	266,255	135,067	97.1%	1,052,198
17	Texas Bank and Trust Company	265,150	240,334	10.3%	1,115,768
18	Patriot Bank	264,159	275,203	-4.0%	826,416
19	Atlantic Capital Bank	262,976	201,477	30.5%	714,703
20	1st Constitution Bank	259,698	147,963	75.5%	496,391
21	Mercantile Bank of Michigan	256,933	240,625	6.8%	1,060,996
22	Sovereign Bank	252,286	165,365	52.6%	609,132
23	Seaside National Bank & Trust	251,963	230,699	9.2%	555,055
24	West Bank	247,986	237,829	4.3%	860,191
25	Alerus Financial, National Association	247,166	219,841	12.4%	783,007

Source: SNL Data: US Public Banks $500M-$1.5b Total Assets as of June 30, 2012

BRIDGE CAPITAL HOLDINGS

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High Value Business Peer* Average 3.87% BBNK: 5.26% 14 *= Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2005 2006 2007 2008 2009 2010 2011 YTD '12 NET INTEREST MARGIN BBNK BAC WFC CMA SIVB HTBK

$100 $200 $300 $400 2005 2006 2007 2008 2009 2010 2011 YTD '12 REVENUE PER EMPLOYEE ($000) BBNK Peer Group* Effective Revenue Generation *= Peer Average Rev/Employee – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 (annualized) 48 of 126 companies have reported revenue/employee data for the current period BBNK 180% of Peer* Group Average 15

$ - $10 $20 $30 $40 $50 $60 $70 $80 2005 2006 2007 2008 2009 2010 2011 YTD '12* $MM Improving Operating Leverage REVENUE Non - Interest Expense 16 * (annualized)

Improving Credit Quality Trends 0% 1% 2% 3% 4% 5% Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 NPL/Total Loans NPA/Total Assets Peer* Average NPA/Assets 3.61% *= Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 17

$(5) $ - $5 $10 $15 $20 $25 $30 $35 - 0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Provision NCO/Total Loans (%) ** ALLLR/Loans (%) Provision ($) ** Holding Robust Reserves as Credit Stress Eases 2.30% * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 18 $0 Peer* Average 2.05% ** Annualized – NCO/Total Loans and Provision

Improved Earnings Potential $(7,341) $1,505 $3,037 $5,725 $8,634 $10,866 $1,435 $2,591 $7,847 $10,380 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD '12 19 Preferred Dividends ’09: $4,203 ‘10 :$ 1,955 ’11: $200 ($000) *Operating profit before payment of preferred dividends

Capital for Growth and Opportunity * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of June 30, 2012 TCE Ratio Leverage Total RBC Regulatory Minimum 6.00% 10.00% Peer* 8.68% 10.12% 15.98% BBNK 11.39% 13.01% 15.70% 0% 5% 10% 15% 20% As of September 30, 2012 20

Catalysts for Earnings Growth ▪ Continued organic balance sheet growth ▪ Utilization rates on LOC at low ebb  Utilization currently in the mid 30% range, well below historical levels ▪ NIM expansion  Will benefit from asset sensitivity when rates rise ▪ Lower levels of credit stress  Potential recoveries and normalizing of credit costs ▪ Noninterest income opportunities ▪ Increased operating leverage as we grow into cost structure 21

Maintain COMPETITIVE Value Proposition Attract and ACQUIRE NEW CLIENTS Generate CORE DEPOSIT Balances LEND to Creditworthy Borrowers Maintain EXCELLENT ASSET QUALITY Aggressively MANAGE EXPENSES Leverage CAPITAL FOR GROWTH FOCUS ON BU SINESS BANKING Markets and Lines of Business We Know Well Straightforward Growth Strategy 22

Contact Information Investor Relations Contact Thomas A. Sa Bridge Capital Holdings 55 Almaden Blvd., Suite 100 San Jose, CA 95113 (408) 423 - 8500 ir@bridgebank.com 23